SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) February 6, 2001


                                   ENZON, INC.
             (Exact name of registrant as specified in its charter)




        Delaware                        0-12957                  22-237286
(State or other jurisdiction          (Commission              (IRS Employer
    of incorporation)                 File Number)            Identification)



                20 Kingsbridge Road, Piscataway, New Jersey 08854
               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (732) 980-4500



                                       N/A
          (Former name or former address, if changed since last report)

Item 5. Other Events

U.S. APPLICATION SUBMITTED FOR PEG-INTRON(TM)AND REBETOL(R)
FOR USE AS COMBINATION THERAPY FOR CHRONIC HEPATITIS C

     Enzon, Inc. announced today that Schering-Plough Corporation has submitted a supplemental Biologics License Application (sBLA) to the U.S. Food and Drug Administration (FDA) seeking marketing approval for PEG-INTRON(TM) (peginterferon alfa-2b) Powder for Injection for use in combination therapy with REBETOL(R) (ribavirin, USP) Capsules for the treatment of chronic hepatitis C in patients not previously treated with interferon alpha who have compensated liver disease and are at least 18 years of age. Schering-Plough has requested priority review status for the application. Priority review status provides for FDA action within 180 days from the date of filing.

         PEG-INTRON is a longer acting form of Schering-Plough's INTRON(R) A that uses proprietary PEG technology developed by Enzon. Under the Company's licensing agreement with Schering-Plough, Enzon is entitled to royalties on worldwide sales of PEG-INTRON.

         On January 19, 2001, the FDA granted marketing approval to PEG-INTRON as once-weekly monotherapy for the treatment of chronic hepatitis C in patients not previously treated with alpha interferon who have compensated liver disease and are at least 18 years of age. PEG-INTRON is the first and only pegylated interferon approved for marketing in the United States.

         REBETOL had been previously approved in the United States for use in combination with INTRON(R) A (interferon alfa-2b, recombinant) Injection for the treatment of chronic hepatitis C in patients with compensated liver disease previously untreated with alpha interferon or who have relapsed following alpha interferon therapy. REBETOL is marketed in the United States as a component of REBETRON(TM) Combination Therapy, which contains REBETOL Capsules and INTRON A Injection in a single package. On November 7, 2000, Schering-Plough submitted an sNDA seeking FDA approval to market REBETOL separately for use in combination with INTRON A. The REBETOL application is currently undergoing FDA review.

     Except for the historical information herein, the matters discussed in this Form 8-K include forward-looking statements that may involve a number of risks and uncertainties. Actual results may vary significantly based upon a number of factors which are described in Enzon's Form 10-K, Form 10-Q's and Form 8-K on file with the SEC, including without limitation, risks in obtaining and maintaining regulatory approval for Enzon's products and expanded indications for such products, market acceptance of and continuing demand for Enzon's products and the impact of competitive products and pricing. The forward-looking statements included in this news release provide the information included in such statements as of the date of this news release and Enzon disclaims any duty to update any of such statements.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 6, 2000


                                                    ENZON, INC.
                                               -----------------------
                                                   (Registrant)


                                           By: /s/ Kenneth J. Zuerblis
                                               -----------------------
                                               Kenneth J. Zuerblis
                                               Vice President, Finance and Chief
                                               Financial Officer